Exhibit 10.1(a)
                                                            ==============

                         AMENDMENT NO. 1
                               TO
                 SECURITIES PURCHASE AGREEMENT


     This Amendment No. 1 to the Securities Purchase Agreement dated as of August 28, 1996 is by and among (i) International Technology Corporation, a Delaware corporation (the "Company") and (ii) Carlyle Partners II, L.P., a Delaware limited partnership (CPII"), Carlyle Partners III, L.P. ("CPIII"), a Delaware limited partnership, Carlyle International Partners II, L.P. ("CIPII"), a Cayman Islands limited partnership, Carlyle International Partners III, L.P. ("CIPIII"), a Cayman Islands limited partnership, and C/S International Partners ("C/SIP"), a Cayman Islands partnership (collectively "the Purchasers") dated November 20, 1996.

                            RECITALS

     WHEREAS, pursuant to Section 10.8 of the Securities Purchase
Agreement, each Purchaser may assign, in whole or in part, the right to acquire the Securities under the Securities Purchase Agreement to an Affiliate of such Purchaser.

     WHEREAS, the parties to the Securities Purchase Agreement desire to amend the Securities Purchase Agreement to add certain Carlyle Affiliates (as defined in the Securities Purchase Agreement) as "Purchasers" of Securities thereunder.

     WHEREAS, the parties to the Securities Purchase Agreement desire to amend the Securities Purchase Agreement to state that C/SIP is a Cayman Islands general partnership not a limited partnership.

     WHEREAS, the parties to the Securities Purchase Agreement desire to amend the Securities Purchase Agreement to change the definition of Carlyle Affiliates.

                           AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Additional Purchasers. The Securities Purchase Agreement shall be amended to add as "Purchasers" thereunder Carlyle Investment Group, L.P., a Delaware limited partnership, Carlyle-IT Partners, L.P., a Delaware limited partnership, Carlyle-IT International Partners, L.P., a Cayman Islands limited partnership and Carlyle-IT International Partners II, L.P., a Cayman Islands limited partnership.

     2. Purchase of Securities. The Company shall sell to each Purchaser and each Purchaser shall purchase from the Company, Securities in the amount set forth next to such Purchaser's name on Exhibit A attached hereto.

     3. Organization of C/SIP. The Preamble on page 1 of the Securities Purchase Agreement shall be amended to add the words "except for C/SIP which is a general partnership" after the phrase "each of which is a limited partnership" and before the phrase "of which TC Group, L.L.C. is the general partner..." Section 5.1 shall be replaced in its entirety with the following:

               Purchaser, other than C/SIP, is a limited partnership duly formed and validly existing and in good standing as a limited partnership under the laws of its jurisdiction of formation and has full partnership power and authority to carry on its business as currently being conducted. C/SIP is a general partnership duly formed and validly existing and in good standing as a general partnership under the laws of its jurisdiction of formation and has full partnership power and authority to carry on its business as currently being conducted.

     4. Definition of Carlyle Affiliates. The definition of Carlyle Affiliates in the Securities Purchase Agreement shall be amended to insert after the phrase "and their respective affiliates" the following: "or any entity for which any Carlyle Affiliate acts as investment advisor with respect to the Securities."

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed, as of the date first written above.

                              INTERNATIONAL TECHNOLOGY CORPORATION
                              By: ___/s/____________________________
                              Name:     Anthony J. DeLuca
                              Title:    President and Chief Executive
                                        Officer

                              CARLYLE PARTNERS II, L.P.

                              By:  TC Group, L.L.C., its General Partner
                                   By:  TCG Holdings, L.L.C., its Managing
                                        Member

                              By: ___/s/____________________________
                              Name: ________________________________
                              Title:________________________________

                              CARLYLE PARTNERS III, L.P.

                              By:  TC Group, L.L.C., its General Partner

                                   By:  TCG Holdings, L.L.C., its Managing
                                        Member
                              By: ___/s/____________________________
                              Name: ________________________________
                              Title:________________________________

                              CARLYLE INTERNATIONAL PARTNERS II,
                              L.P.

                              By:  TC Group, L.L.C., its General Partner

                                   By:  TCG Holdings, L.L.C., its Managing
                                        Member

                              By: ___/s/____________________________
                              Name: ________________________________
                              Title:________________________________

                              CARLYLE INTERNATIONAL PARTNERS III,
                              L.P.

                              By:       TC Group, L.L.C., its General
                                        Partner

                                        By:  TCG Holdings, L.L.C., its
                                             Managing Member
                              By: ___/s/____________________________
                              Name: ________________________________
                              Title:________________________________


                              C/S INTERNATIONAL PARTNERS

                              By:  TC Group, L.L.C., its General Partner

                                        By:  TCG Holdings, L.L.C., its
                                             Managing Member
                              By: ___/s/____________________________
                              Name: ________________________________
                              Title:________________________________

                              CARLYLE INVESTMENT GROUP, L.P.

                              By:  TC Group, L.L.C., its General Partner

                                   By:  TCG Holdings, L.L.C., its Managing
                                        Member
                              By: ___/s/____________________________
                              Name: ________________________________
                              Title:________________________________

                              CARLYLE-IT PARTNERS, L.P.

                              By:  TC Group, L.L.C., its General Partner

                                   By:  TCG Holdings, L.L.C., its Managing
                                        Member

                              By: ___/s/____________________________
                              Name: ________________________________
                              Title:________________________________


                              CARLYLE-IT INTERNATIONAL PARTNERS,
                              L.P.

                              By:  TC Group, L.L.C., its General Partner

                                   By:  TCG Holdings, L.L.C., its Managing
                                        Member

                              By: ___/s/____________________________
                              Name: ________________________________
                              Title:________________________________

                              CARLYLE-IT INTERNATIONAL PARTNERS II,
                              L.P.

                              By:       TC Group, L.L.C., its General
                                        Partner

                                        By:  TCG Holdings, L.L.C., its
                                             Managing Member
                              By: ___/s/____________________________
                              Name: ________________________________
                              Title:________________________________

                            EXHIBIT A


Purchaser                            Preferred Shares              Warrant
                                                                   Shares
===========================================================================
Carlyle Partners II, L.P.                 11,170                  1,241,166
---------------------------------------------------------------------------
Carlyle Partners III, L.P.                   510                     56,651
---------------------------------------------------------------------------
Carlyle International Partners II, L.P.    9,429                  1,047,673
---------------------------------------------------------------------------
Carlyle International Partners III,          508                     56,449
L.P.
---------------------------------------------------------------------------
C/S International Partners                 2,123                    235,889
---------------------------------------------------------------------------
Carlyle Investment Group, L.P.                12                      1,302
---------------------------------------------------------------------------
Carlyle-IT Partners, L.P.                  5,915                    657,245
---------------------------------------------------------------------------
Carlyle-IT International Partners,        14,833                  1,648,069
L.P.
---------------------------------------------------------------------------
Carlyle-IT International Partners II,        500                     55,556
L.P.
---------------------------------------------------------------------------

Purchase of International Technologies

                                                                                                                              Warran
                                                                                                                                Purc
                                            Purchase     Contribution    Preferred     Common
                                             Price        Percentage      Shares        Stock
                                          ===========     ==========    ==========    ========

Carlyle Partners II, L.P.                 $11,170,495      24.8%          11,170      1,241,166
Carlyle Partners III, L.P.                    509,863       1.1%             510         56,651
Carlyle International Partners II, L.P.     9,429,060      21.0%           9,429      1,047,673
Carlyle International Partners III, L.P.      508,039       1.1%             508         56,449
C/S International Partners                  2,122,989       4.7%           2,123        235,889
Carylyle Investment Group, L.P.                11,721       0.0%              12          1,302
Carlyle-IT Partners, L.P.                   5,915,198      13.1%           5,915        657,245
Carlyle-IT International Partners, L.P.    14,832,625      33.0%          14,833      1,648,069
Carlyle-IT International Partners II. L.P.    500,000       1.1%             500         55,556
                                          -----------    -----            ------     ----------
Total                                     $45,000,000    100.0%           45,000      5,000,000
                                          -----------    -----            ------     ----------

TC Group, L.L.C.                          $45,000,000                     45,000      5,000,000

Transfer:
========

Carlyle-IT Partners, L.P. - before        $ 5,915,198     13.1%            5,915        657,246
  transfer

Transfer to The State Board of            $ 4,692,147     10.4%            4,692        521,350
  Administration of the State of
  Florida
Carlyle-IT Partners, L.P. - after         $ 1,223,051      2.7%            1,223        135,895
  transfer

                           SIGNATURE
                           _________

     After reasonable inquiry and to the best of the knowledge and belief of the undersigned, the undersigned certify that the information set forth in this statement is true, complete and correct.

Dated:   ____________, 1996


                              CARLYLE PARTNERS II, L.P.

                              By:  TC Group, L.L.C., its General Partner
                                   By:  TCG Holdings, L.L.C., its Managing
                                        Member

                              By: ___/s/____________________________
                              Name: ________________________________
                              Title:________________________________

                              CARLYLE PARTNERS III, L.P.

                              By:  TC Group, L.L.C., its General Partner

                                   By:  TCG Holdings, L.L.C., its Managing
                                        Member
                              By: ___/s/____________________________
                              Name: ________________________________
                              Title:________________________________

                              CARLYLE INTERNATIONAL PARTNERS II,
                              L.P.

                              By:  TC Group, L.L.C., its General Partner

                                   By:  TCG Holdings, L.L.C., its Managing
                                        Member

                              By: ___/s/____________________________
                              Name: ________________________________
                              Title:________________________________

                              CARLYLE INTERNATIONAL PARTNERS III,
                              L.P.

                              By:       TC Group, L.L.C., its General
                                        Partner

                                        By:  TCG Holdings, L.L.C., its
                                             Managing Member
                              By: ___/s/____________________________
                              Name: ________________________________
                              Title:________________________________


                              C/S INTERNATIONAL PARTNERS

                              By:  TC Group, L.L.C., its General Partner

                                   By:  TCG Holdings, L.L.C., its
                                        Managing Member
                              By: ___/s/____________________________
                              Name: ________________________________
                              Title:________________________________


                              CARLYLE INVESTMENT GROUP, L.P.

                              By:  TC Group, L.L.C., its General Partner

                                   By:  TCG Holdings, L.L.C., its Managing
                                        Member
                              By: ___/s/____________________________
                              Name: ________________________________
                              Title:________________________________

                              CARLYLE-IT PARTNERS, L.P.

                              By:  TC Group, L.L.C., its General Partner

                                   By:  TCG Holdings, L.L.C., its Managing
                                        Member

                              By: ___/s/____________________________
                              Name: ________________________________
                              Title:________________________________


                              CARLYLE-IT INTERNATIONAL PARTNERS,
                              L.P.

                              By:  TC Group, L.L.C., its General Partner

                                   By:  TCG Holdings, L.L.C., its Managing
                                        Member

                              By: ___/s/____________________________
                              Name: ________________________________
                              Title:________________________________

                              CARLYLE-IT INTERNATIONAL PARTNERS II,
                              L.P.

                              By:       TC Group, L.L.C., its General
                                        Partner

                                        By:  TCG Holdings, L.L.C., its
                                             Managing Member
                              By: ___/s/____________________________
                              Name: ________________________________
                              Title:________________________________